Exhibit 99.1

Tempus Reports Second Quarter 2024 Results

CHICAGO, August 6, 2024 — Tempus AI, Inc. (NASDAQ: TEM), a technology company leading the adoption of AI to advance precision medicine and patient care, today reported financial results for the quarter that ended June 30, 2024, and provided recent business highlights.

•	Revenue increased 25% year-over-year to $166.0 million in the second quarter of 2024

•	Data licensing revenue growth accelerated to 40% year-over-year

•	Expanded into the minimal residual disease (MRD) market with the launch of both tumor-naïve and tumor-informed assays

•	Established a joint venture with Softbank to enter the Japanese market

•	Raised $410.7 million of gross proceeds in initial public offering

•	Net Loss of ($552.2 million), largely driven by $493.1 million of stock compensation expense and related employer payroll taxes tied to initial public offering

•	Adjusted EBITDA improved $12.7 million quarter-over-quarter to ($31.2 million)

•	Expect full year 2024 revenue of ~$700 million, which represents ~32% annual growth

•	For additional information on the quarter, including a letter from our CEO, please visit our investor relations site

“We continue to make great progress in deploying technology within healthcare as providers and life science companies are increasingly seeking AI solutions,” said Eric Lefkofsky, Founder and CEO of Tempus. “Given our expansive multimodal dataset, and our broad reach across thousands of connected healthcare providers, we are uniquely positioned to advance AI in diagnostics and accelerate the pace of algorithmic insights.”

Second Quarter 2024 Financial Results

	Three Months Ended June 30,
	2024	2023	Change
	(in thousands, except percentages)
GAAP Results
Revenue	$165,969	$132,417	25.3%
Genomics gross margin	39.2%	48.9%	NM	(1)
Data and services gross margin	58.7%	65.9%	NM	(1)
Operating expenses	$609,005	$116,787	NM	(1)
Net loss	$(552,212)	$(55,832)	NM	(1)
Non-GAAP Results
Non-GAAP Genomics gross margin	49.4%	48.9%	50 bps
Non-GAAP Data and services gross margin	72.4%	65.9%	650 bps
Non-GAAP Operating Expenses	$134,742	$116,787	15.4%
Adjusted EBITDA	$(31,186)	$(36,967)	15.6%

(1)	Not meaningful due to the impact of including stock compensation expense and related employer payroll taxes

•	Genomics revenue of $112.3 million in the second quarter of 2024, an increase of $20.4 million or 22.2% over the second quarter of 2023.

•

Data and services revenue of $53.6 million in the second quarter of 2024, an increase of $13.2 million or 32.5% over the second quarter of 2023, including 40% growth in our Insights (data licensing) business.

•	Non-GAAP Genomics gross margin was 49.4% in the second quarter of 2024, compared to 48.9% in the second quarter of 2023.

•	Non-GAAP Data and services gross margin was 72.4% in the second quarter of 2024, compared to 65.9% in the second quarter of 2023.

•	Net Loss of ($552.2 million), largely driven by $493.1 million of stock compensation and related employer payroll taxes tied to initial public offering.

•	Adjusted EBITDA ($31.2 million) in the second quarter of 2024, compared to ($43.9 million) in the first quarter of 2024.

Recent Operating Highlights

•	Announced the clinical launch of our MRD portfolio including Tempus’ xM tumor-naïve test and xM tumor-informed (NeXT Personal® Dx) test.

•

Received 510(k) clearance from the U.S. Food and Drug Administration (FDA) for the Tempus ECG-AF device that uses AI to help identify patients who may be at increased risk of atrial fibrillation/flutter (AF).

•	Completed a Joint Venture Agreement with SoftBank, titled “SB Tempus,” to bring Tempus’ AI-enabled precision medicine solutions to Japan.

•	Received Advanced Diagnostic Laboratory Test (ADLT) status from the Centers for Medicare & Medicaid Services (CMS) for Tempus’ next-generation sequencing assay, xT CDx.

•	Sold 11,100,000 shares of Class A common stock at $37 per share in initial public offering, raising $410.7 million of gross proceeds.

Financial Outlook and Guidance

Tempus expects full year 2024 revenue of approximately $700 million, which represents approximately 32% year-over-year growth. The Company expects approximately ($105 million) in adjusted EBITDA, an improvement of approximately $50 million over 2023.

Webcast and Conference Call Information

A conference call and webcast will begin today, August 6, 2024 after market close at 4:30 p.m. Eastern Time. Interested parties may access details at:

Conference ID: 6326328

Domestic Dial-in Number: (800) 715-9871

International Dial-in Number: (646) 307-1963

Live Webcast: https://edge.media-server.com/mmc/p/75k462fh

The webcast may be accessed on the company’s investor relations website at investors.tempus.com. For those unable to listen to the live webcast, a recording will be made available on the company’s website after the event and will be accessible for one year. Visit the investor relations website to find the company’s latest deck, and commentary on the quarter by Eric Lefkofsky, Founder and CEO and Jim Rogers, CFO, which will be discussed on the conference call and webcast.

About Tempus

Tempus is a technology company advancing precision medicine through the practical application of artificial intelligence in healthcare. With one of the world’s largest libraries of multimodal data, and an operating system to make that data accessible and useful, Tempus provides AI-enabled precision medicine solutions to physicians to deliver personalized patient care and in parallel facilitates discovery, development and delivery of optimal therapeutics. The goal is for each patient to benefit from the treatment of others who came before by providing physicians with tools that learn as the company gathers more data. For more information, visit tempus.com.

Non-GAAP Financial Measures

In addition to the financial information presented in this release in accordance with accounting principles generally accepted in the United States of America (GAAP), Tempus also presents adjusted non-GAAP financial measures.

Non-GAAP gross profit is defined as GAAP gross profit, excluding stock-based compensation expense and employer payroll tax related to stock-based compensation (collectively, the “stock-based compensation adjustments”). Non-GAAP gross margin is defined as gross profit, excluding the stock-based compensation adjustments, as a percentage of revenue. Non-GAAP operating expenses are calculated as the sum of technology research and development expense, research and development expense, and selling, general and administrative expense, excluding the stock-based compensation adjustments. Non-GAAP net income (loss) is defined as net income (loss), adjusted to exclude (i) losses on equity method investments, (ii) changes in fair value of our warrant liability, warrant asset, marketable equity securities, contingent consideration liabilities and indemnity-related holdback liabilities, and (iv) the payment of $2.3 million of our Series G-4 convertible preferred stock in connection with the initial public offering (the “G-4 Special Payment”). Non-GAAP net income (loss) per share is defined as adjusted net income (loss) divided by weighted average common shares outstanding, basic and diluted.

Adjusted EBITDA is defined as net income (loss), adjusted to exclude (i) interest income, (ii) interest expense, (iii) depreciation and amortization, (iv) provision for (benefit from) income taxes, (v) losses on equity method investments, (vi) changes in fair value of our warrant liability, warrant asset, marketable equity securities, contingent consideration liabilities and indemnity-related holdback liabilities, (vii) the stock-based compensation adjustments, and (Viii) the G-4 Special Payment. Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of revenue.

Tempus believes these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by institutional investors and the analyst community to help them analyze the health of Tempus’ business. In particular, Adjusted EBITDA is a key measurement used by Tempus management to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Tempus does not provide guidance for net loss, the most directly comparable GAAP measure to Adjusted EBITDA, and similarly cannot provide a reconciliation between its forecasted Adjusted EBITDA and net loss without unreasonable effort due to the unavailability of reliable estimates for certain components of net income and the respective reconciliations. These forecasted items are not within Tempus’ control, may vary greatly between periods and could significantly impact future financial results.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, about Tempus and Tempus’ industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements, including, but not limited to, Tempus’ expected financial results for full year 2024; the contributions of Tempus’ research and findings to the larger scientific community and the use of Tempus’ products and services to advance clinical care for patients. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Tempus cautions you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. Tempus has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends that it believes may affect Tempus’ business, financial condition, results of operations and prospects. These forward-looking statements are subject to risks and uncertainties related to: the intended use of Tempus’ products and services; Tempus’ financial performance; the ability to attract and retain customers and partners; managing Tempus’ growth and future expenses; competition and new market entrants; compliance with new laws, regulations and executive actions, including any evolving regulations in the artificial intelligence space; the ability to maintain, protect and enhance Tempus’ intellectual property; the ability to attract and retain qualified team members and key personnel; the ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures or investments; the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in the section titled “Risk Factors” in Tempus’ Final Prospectus filed with the Securities and Exchange Commission (“SEC”) on June 17, 2024, pursuant to Rule 424(b)(4) under the Securities Act, as well as in other filings Tempus may make with the SEC in the future, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. In addition, any forward-looking statements contained in this press release are based on assumptions that Tempus believes to be reasonable as of this date. Tempus undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts

Tempus Communications

Erin Carron

media@tempus.com

Tempus Investor Relations

Elizabeth Krutoholow

Elizabeth.krutoholow@tempus.com

H/Advisors Abernathy

Dan Scorpio

Dan.scorpio@h-advisors.global

Source: Tempus AI, Inc.

Tempus AI, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net revenue
Genomics	$112,324	$91,924	$214,893	$173,982
Data and services	53,645	40,493	96,896	74,059

Total net revenue	$165,969	$132,417	$311,789	$248,041
Cost and operating expenses
Cost of revenues, genomics	68,324	46,961	121,159	92,241
Cost of revenues, data and services	22,132	13,807	37,420	25,200
Technology research and development	77,908	23,427	104,975	46,329
Research and development	68,025	22,171	92,365	43,034
Selling, general and administrative	463,072	71,189	542,636	140,236
Total cost and operating expenses	699,461	177,555	898,555	347,040

Loss from operations	$(533,492)	$(45,138)	$(586,766)	$(98,999)

Interest income	1,718	1,957	2,749	4,381
Interest expense	(13,295)	(11,712)	(26,533)	(20,903)
Other (expense) income, net	(7,048)	(766)	(6,299)	5,622

Loss before provision for income taxes	$(552,117)	$(55,659)	$(616,849)	$(109,899)
Provision for income taxes	(95)	(3)	(106)	(9)
Losses from equity method investments	—	(170)	—	(301)

Net Loss	$(552,212)	$(55,832)	$(616,955)	$(110,209)

Dividends on Series A, B, B-1, B-2, C, D, E, F, G, G-3, and G-4 preferred shares	(11,540)	(10,897)	(39,347)	(21,566)
Cumulative Undeclared Dividends on Series C preferred shares	(668)	(745)	(1,174)	(1,466)

Net loss attributable to common shareholders, basic and diluted	(564,420)	(67,474)	(657,476)	(133,241)
Net loss per share attributable to common shareholders, basic and diluted	$(6.86)	$(1.07)	$(9.02)	$(2.11)
Weighted-average shares outstanding used to compute net loss per share, basic and diluted	82,325	63,286	72,930	63,257

Comprehensive Loss, net of tax
Net loss	$(552,212)	$(55,832)	$(616,955)	$(110,209)
Foreign currency translation adjustment	(43)	53	(99)	25

Comprehensive loss	$(552,255)	$(55,779)	$(617,054)	$(110,184)

Tempus AI, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands, except share and per share amounts)

	June 30, 2024	December 31, 2023
Assets
Current Assets
Cash and cash equivalents	$478,811	$165,767
Accounts receivable, net of allowances of $1,092 and $1,115 at June 30, 2024 and December 31, 2023, respectively	118,106	94,462
Inventory	32,690	28,845
Warrant asset	800	5,070
Prepaid expenses and other current assets	29,704	17,295
Marketable equity securities	11,255	31,807
Deferred offering costs	—	7,085

Total current assets	$671,366	$350,331
Property and equipment, net	60,539	61,681
Goodwill	73,345	73,354
Warrant asset, less current portion	1,500	4,930
Intangible assets, net	16,252	21,916
Investments and other assets	7,677	8,971
Warrant contract asset, less current portion	19,077	21,499
Operating lease right-of-use assets	13,994	20,530
Restricted cash	861	840

Total Assets	$864,611	$564,052

Liabilities, Convertible redeemable preferred stock, and Stockholders’ equity (deficit)
Current Liabilities
Accounts payable	28,646	54,421
Accrued expenses	85,185	82,517
Deferred revenue	50,905	64,860
Other current liabilities	7,273	8,213
Operating lease liabilities	5,828	6,437
Accrued data licensing fees	3,727	6,382
Accrued dividends	—	9,797

Total current liabilities	$181,564	$232,627
Operating lease liabilities, less current portion	27,238	32,040
Convertible promissory note	180,648	193,124
Warrant liability	33,600	34,500
Other long-term liabilities	16,790	19,751
Interest payable	62,608	55,321
Long-term debt, net	261,853	256,541
Deferred revenue, less current portion	2,059	16,768

Total Liabilities	$766,360	$840,672

Commitments and contingencies (Note 7)
Convertible redeemable preferred stock, $0.0001 par value, no and 69,803,765 shares authorized at June 30, 2024 and December 31, 2023, respectively; no and 63,525,953 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively; aggregate liquidation preference of $0 and $1,130,429 at June 30, 2024 and December 31, 2023, respectively	$—	$1,105,543
Stockholders’ equity (deficit)
Class A Voting Common Stock, $0.0001 par value, 1,000,000,000 and 200,228,024 shares authorized at June 30, 2024 and December 31, 2023, respectively; 149,274,923 and 58,367,961 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	$15	$6
Class B Voting Common Stock, $0.0001 par value, 5,500,000 and 5,374,899 shares authorized at June 30, 2024 and December 31, 2023, respectively; 5,043,789 and no shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	1	—
Non-voting Common Stock, $0.0001 par value, no and 66,946,627 shares authorized at June 30, 2024 and December 31, 2023, respectively; no shares issued and outstanding at June 30, 2024, and 5,205,802 shares issued and 5,060,336 shares outstanding at December 31, 2023	—	0
Treasury Stock, 145,466 shares at June 30, 2024 and December 31, 2023, at cost	(3,602)	(3,602)
Additional Paid-In Capital	2,163,911	18,345
Accumulated Other Comprehensive (Loss) Income	(94)	5
Accumulated deficit	(2,061,980)	(1,396,917)

Total Stockholders’ equity (deficit)	$98,251	$(1,382,163)

Total Liabilities, Convertible redeemable preferred stock, and Stockholders’ equity (deficit)	$864,611	$564,052

Tempus AI, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2024	2023
Operating activities
Net loss	$(616,955)	$(110,209)
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liability	$(900)	$(5,700)
Stock-based compensation	488,313	—
Gain on warrant exercise	(173)	—
Gain on marketable equity securities	(2,541)	—
Amortization of original issue discount	691	489
Amortization of deferred financing fees	255	255
Change in fair value of contingent consideration	165	—
Amortization of warrant contract asset	2,422	3,307
Depreciation and amortization	18,348	16,185
Provision for bad debt expense	327	1,376
Change in fair value of warrant asset	7,700	—
Loss from equity-method investments	—	301
Amortization of finance right-of-use lease assets	—	190
Non-cash operating lease costs	3,252	3,382
Minimum accretion expense	92	187
Impairment of intangible assets	—	7,359
PIK interest added to principal	4,366	297
Change in assets and liabilities
Accounts receivable	(23,971)	(6,850)
Inventory	(3,845)	(5,101)
Prepaid expenses and other current assets	(12,409)	(1,634)
Investments and other assets	1,294	(4,528)
Accounts payable	(33,371)	(4,195)
Deferred revenue	(28,669)	(19,974)
Accrued data licensing fees	(2,749)	(7,608)
Accrued expenses & other	(2,805)	8,125
Interest payable	7,287	7,611
Operating lease liabilities	(4,582)	(4,352)

Net cash used in operating activities	$(198,458)	$(121,087)

Investing activities
Purchases of property and equipment	$(14,116)	$(15,906)
Proceeds from sale of marketable equity securities	23,098	—
Business combinations, net of cash acquired (Note 4)	—	(2,869)

Net cash provided by (used in) investing activities	$8,982	$(18,775)

Financing activities
Proceeds from issuance of common stock in connection with initial public offering, net of underwriting discounts and commissions	$381,951	$—
Tax withholding related to net share settlement of restricted stock units	(69,918)	—
Issuance of Series G-5 Preferred Stock	199,750	—
Principal payments on finance lease liabilities	—	(192)
Purchase of treasury stock	—	(3,602)
Payment of deferred offering costs	(2,714)	(151)
Dividends paid	(5,625)	(5,625)
Proceeds from long-term debt, net of original issue discount	—	48,750
Payment of indemnity holdback related to acquisition	(813)	—

Net cash provided by financing activities	$502,631	$39,180

Effect of foreign exchange rates on cash	$(90)	$28

Net increase (decrease) in Cash, Cash Equivalents and Restricted Cash	$313,065	$(100,654)
Cash, cash equivalents and restricted cash, beginning of period	166,607	303,731

Cash, cash equivalents and restricted cash, end of period	$479,672	$203,077

Cash, Cash Equivalents and Restricted Cash are Comprised of:
Cash and cash equivalents	$478,811	$202,266
Restricted cash and cash equivalents	861	811

Total cash, cash equivalents and restricted cash	$479,672	$203,077

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$13,921	$5,691

Cash paid for income taxes	$89	$41

Supplemental disclosure of noncash investing and financing activities
Dividends payable	$5,487	$4,545

Purchases of property and equipment, accrued but not paid	$1,108	$2,952

Deferred offering costs, accrued but not yet paid	$6,051	$2,917

Redemption of convertible promissory note	$12,476	$13,926

Non-voting common stock issued in connection with business combinations	$344	$4,305

Operating lease liabilities arising from obtaining right-of-use assets	$—	$892

Conversion of redeemable convertible preferred stock to common stock in connection with initial public offering	$1,348,809	$—

Taxes related to net share settlement of restricted stock units not yet paid	$164	$—

Reclassificiation of deferred offering costs to additional paid-in capital upon initial public offering	$12,347	$—

Issuance of Series G-3 Preferred Stock	$3,809	$2,738

Issuance of Series G-4 Preferred Stock	$611	$—

Tempus AI, Inc.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(unaudited)

(in thousands, except percentages and per share amounts)

Genomics Gross Profit & Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Genomics revenue	$112,324	$91,924	$214,893	$173,982
Cost of revenues, genomics	68,324	46,961	121,159	92,241

Gross profit, genomics	$44,000	$44,963	$93,734	$81,741
Stock-based compensation expense	11,327	—	11,327	—
Employer payroll tax related to stock-based compensation	136	—	136	—

Non-GAAP gross profit, genomics	$55,463	$44,963	$105,197	$81,741

Genomics gross margin	39.2%	48.9%	43.6%	47.0%
Stock-based compensation expense	10.1%	0.0%	5.3%	0.0%
Employer payroll tax related to stock-based compensation	0.1%	0.0%	0.1%	0.0%

Non-GAAP gross margin, genomics	49.4%	48.9%	49.0%	47.0%

Data and Services Gross Profit & Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Data and services revenue	$53,645	$40,493	$96,896	$74,059
Cost of revenues, data and services	22,132	13,807	37,420	25,200

Gross profit, data and services	$31,513	$26,686	$59,476	$48,859
Stock-based compensation expense	7,229	—	7,229	—
Employer payroll tax related to stock-based compensation	119	—	119	—

Non-GAAP gross profit, data and services	$38,861	$26,686	$66,824	$48,859

Gross margin, data and services	58.7%	65.9%	61.4%	66.0%
Stock-based compensation expense	13.5%	0.0%	7.5%	0.0%
Employer payroll tax related to stock-based compensation	0.2%	0.0%	0.1%	0.0%

Non-GAAP gross margin, data and services	72.4%	65.9%	69.0%	66.0%

Total Gross Profit & Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net revenue	$165,969	$132,417	$311,789	$248,041
Cost of revenues	90,456	60,768	158,579	117,441

Gross profit	$75,513	$71,649	$153,210	$130,600
Stock-based compensation expense	18,556	—	18,556	—
Employer payroll tax related to stock-based compensation	255	—	255	—

Non-GAAP gross profit	$94,324	$71,649	$172,021	$130,600

Gross margin	45.5%	54.1%	49.1%	52.7%
Stock-based compensation expense	11.2%	0.0%	6.0%	0.0%
Employer payroll tax related to stock-based compensation	0.2%	0.0%	0.1%	0.0%

Non-GAAP gross margin	56.8%	54.1%	55.2%	52.7%

Operating Expenses

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Technology research and development	$77,908	$23,427	$104,975	$46,329
Stock-based compensation expense	50,434	—	50,434	—
Employer payroll tax related to stock-based compensation	1,248	—	1,248	—

Non-GAAP technology research and development	$26,226	$23,427	$53,293	$46,329

Research and development	$68,025	$22,171	$92,365	$43,034
Stock-based compensation expense	42,233	—	42,233	—
Employer payroll tax related to stock-based compensation	676	—	676	—

Non-GAAP research and development	$25,116	$22,171	$49,456	$43,034

Selling, general and administrative	$463,072	$71,189	$542,636	$140,236
Stock-based compensation expense	377,090	—	377,090	—
Employer payroll tax related to stock-based compensation	2,582	—	2,582	—

Non-GAAP selling, general and administrative	$83,400	$71,189	$162,964	$140,236

Operating expenses	$609,005	$116,787	$739,976	$229,599
Stock-based compensation expense	469,757	—	469,757	—
Employer payroll tax related to stock-based compensation	4,506	—	4,506	—

Non-GAAP operating expenses	$134,742	$116,787	$265,713	$229,599

Earnings per Share

	Three Months Ended June 30, 2024	Six Months Ended June 30, 2024
Net loss	$(552,212)	$(616,955)
Fair value changes(1)	4,870	4,280
Stock-based compensation expense	488,313	488,313
Employer payroll tax related to stock-based compensation	4,762	4,762
G-4 Special Payment	2,250	2,250

Non-GAAP net loss	$(52,017)	$(117,350)
Non-GAAP net loss per share	$(0.63)	$(1.61)
Weighted average common shares outstanding, basic and diluted	82,325	72,930

(1)

Fair value changes include gains and losses related to quarterly fair value adjustments of our warrant liability, warrant asset, marketable equity securities, contingent consideration liabilities, and indemnity-related holdback liabilities.

Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss	$(552,212)	$(55,832)	$(616,955)	$(110,209)
Interest income	(1,718)	(1,957)	(2,749)	(4,381)
Interest expense	13,295	11,712	26,533	20,903
Depreciation	6,415	5,194	12,684	10,254
Amortization	2,744	3,043	5,664	5,931
Provision for income taxes	95	3	106	9

EBITDA	$(531,381)	$(37,837)	$(574,717)	$(77,493)
Losses on equity method investments	—	170	—	301
Fair value changes(1)	4,870	700	4,280	(5,700)
Stock-based compensation expense	488,313	—	488,313	—
Employer payroll tax related to stock-based compensation	4,762	—	4,762	—
G-4 Special Payment	2,250	—	2,250	—

Adjusted EBITDA	$(31,186)	$(36,967)	$(75,112)	$(82,892)

(1)

Fair value changes include gains and losses related to quarterly fair value adjustments of our warrant liability, warrant asset, marketable equity securities, contingent consideration liabilities, and indemnity-related holdback liabilities.